UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2024

BLUE RIDGE BANKSHARES, INC.

(Exact name of Registrant as Specified in Its Charter)

Virginia	001-39165	54-1838100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court
Suite 101
Richmond, Virginia	23226
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (540) 743-6521

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed by Blue Ridge Bankshares, Inc. (the “Company”) in Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2024 and June 14, 2024, the Company issued and sold shares of its Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series B, par value $50.00 per share (the “Series B Preferred Stock”), and Mandatorily Convertible Cumulative Perpetual Preferred Stock, Series C, par value $50.00 per share (the “Series C Preferred Stock” and together with the Series B Preferred Stock, the “Preferred Stock”) that are convertible or exchangeable into shares of the Company’s common stock, no par value per share (the “Common Stock”) upon certain events. Specifically, the terms of the Series B Preferred Stock provide that within five business days after the date on which (i) the Company receives shareholder approval (the “Shareholder Approvals”) of (a) an amendment to the Company’s articles of incorporation to increase the number of authorized shares of Common Stock to at least 150,000,000 shares and (b) the issuance of shares of Common Stock representing more than 20% of the outstanding shares of the Common Stock upon (x) the conversion or exchange of shares of the Preferred Stock and (y) the exercise of certain warrants (or the conversion or exchange of all shares of Preferred Stock issued upon the exercise of such warrants) issued by the Company in a private placement, in accordance with the requirements of the NYSE American Company Guide; (ii) articles of amendment have been filed with the Virginia State Corporation Commission to increase the number of authorized shares of Common Stock to at least 150,000,000 shares (the “Articles Amendment”), and (iii) a certificate of amendment has been issued by the Virginia State Corporation Commission with respect to the Articles Amendment, all outstanding shares of the Series B Preferred Stock (subject to certain beneficial ownership limitations) will be automatically converted into shares of Common Stock. As previously disclosed by the Company in a Current Report on Form 8-K filed with the SEC on June 24, 2024, the Shareholder Approvals were obtained at a special meeting of shareholders of the Company held on June 20, 2024 and the Articles Amendment was filed with the Virginia State Corporation Commission. On June 21, 2024, the Virginia State Corporation Commission issued a certificate of amendment with respect to the Articles Amendment. Accordingly, on June 28, 2024, all 12,558 outstanding shares of Series B Preferred Stock were automatically converted into an aggregate of 50,232,000 shares of Common Stock and all outstanding warrants exercisable into 6,549 shares of Series B Preferred Stock were automatically converted into warrants exercisable (subject to certain beneficial ownership limitations) into 26,196,000 shares of Common Stock. The Company expects that the outstanding shares of Series C Preferred Stock will be exchanged for shares of Common Stock during the third quarter of 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.

Date: June 28, 2024	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

3